bailard, Biehl & Kaiser International Equity Fund
A No Load Fund with No 12b-1 Plan
Annual Report
As of September 30,1995

November 20, 1995


Dear  Shareholders:

We are pleased to present your September 30, 1995 annual shareholder's report for the Bailard Biehl & Kaiser International Equity Fund. In this report we review the world's markets, the performance of the Fund and our outlook for the future.

Performance and Market Review

The return to the Fund for the year ending September 30, 1995 was a disappointing 2.13%*. However, over the last six months of the period the return was a solid 8.73%*. As you may recall, last winter was marked by increases in the Fed funds rate, the collapse of the dollar against the yen and core European currencies, the Mexican peso crisis and, in Japan, the Great Hanshin Earthquake and the Barings futures trading fiasco. These factors in large part accounted for the poor first half returns. The past six months have seen a sharp reversal of both interest rates and the dollar and the major international stock markets have recovered strongly. The Japanese market was down over 20% in local terms over the first six months of calendar 1995 but recovered nearly all of this between August and September as investors became more encouraged by government plans to stimulate the economy. For the year as a whole, the U.K. and Germany were the best performers from the major markets, returning (in U.S. dollars) 19.1% and 18.3% respectively.


Market Outlook - Europe

In Europe, there are several factors that lead us to conclude that the markets are attractive. First, valuations have returned to the best levels since the 1993 run up in share prices. Second, bond yields have been declining and the prospect of low inflation, coupled with softening economic growth, suggests that interest rates will continue to decline. This provides a major valuation support for the markets. Third, the key central banks such as Germany's Bundesbank remain accommodative in their monetary policy. Finally, earnings growth has been very positive and we expect it to remain so going into 1996.

There are, however, a few concerns that will subject the markets to periods of skittishness. First is the debate over European Monetary Union, which, as a result of the Maastricht conference in 1993, is scheduled to take place in 1997. The debate centers over the strictness of implementation of the criteria set at Maastricht, and what it means in determining which countries will be allowed to participate and on what time scale. This has important implications for the fiscal and monetary policy for every nation, and in turn this will influence currency values. A manifestation of this problem is that many of the peripheral countries of Europe need to curb their budget and current account deficits. The former is not popular with voters because it means cutting government programs. Reducing the current account deficit is most easily accomplished by slowing the economy through higher interest rates but once again this is not poppular with the voters. Another concern is the course of the dollar against the Eurocurrencies. Many European companies export heavily into dollar linked economies and a strong dollar is good for their profits. The dollar has rebounded slightly over the past six months but its course over the next year could have a meaningful impact on market performance. On balance, we have been overweight the European stock markets in our portfolios, which has worked very well for us, and we plan to maintain this posture for the time being.

Market Outlook - Japan

While the rest of the world has enjoyed strong growth over the past year, the Japanese economy has struggled with problems of deflation and recession. For much of the past five-year economic downturn, the Japanese authorities have dealt with the problems by hoping they would go away by themselves. Clearly they have not. Recently, we have seen some greater signs of willingness by the authorities to deal with Japan's problems, and this caused the market to rally from 14,500 in June to 18,000 in September. Some of the most significant shifts in government policy have been seen in the currency management area, where the Bank of Japan, with the help of the Fed, was able to weaken the yen from 80 yen to 100 Yen to the dollar. At this levelcorporate Japan could breathe again. Additionally, the government announced a huge supplementary budget in September that is expected to add over 1% to GDP in the coming year. We have also seen more aggressive intervention in the banking crisis by the authorities, as they have stepped in to rescue failed banks, and have begun to put together plans to aid the beleaguered banking system.

It is too early to if the steps taken by the Japanese government will be successful in turning around the economy and the stock market in Japan. We have been underweight Japan in the portfolio over the entire past year and do not see compelling reasons yet to reverse this position. However, the market is cheap on some measures and if local investors decided to buy their own market, the gains could be explosive.


Market Outlook - Asia ex-Japan

Outside of Japan, the other markets of the Far East have had a difficult year, as investors drove down share prices on waves of selling following the Mexican peso crisis. Investors became afraid of currencies and the share markets of the smaller "emerging" Asian markets were tarred with the Mexican brush. Since then, they have managed some recovery, but it has been surprisingly tepid, given the very supportive U.S. interest rate environment, which is usually quite an important factor for these markets. However, markets have focused instead on local concerns about overheating economies, and fears that local interest rates would have to rise. We have been underweight this region but believe that it may begin to perform better in 1996 and are therefore watching for signals to increase our exposure.



Fund Management

Our international equity investment is moving to a greater reliance on quantitative methods and information technology. This approach enables us to design and construct our international equity portfolio to control risk and to emphasize a "value" approach to investing. In November, we increased our commitment to our quantitative approach by appointing Rosemary Macedo, already a senior vice president at Bailard Biehl & Kaiser, the manager of our international equity team. Rosemary has published articles on international and quantitative investment and has been advancing Bailard Biehl & Kaiser's quantitative methodology for the past three and a half years.

Our "value" approach to investing currently ranks most international markets as more attractive than the U.S. So far in 1995 world markets have been relatively stable, however, our work suggests that when world market volatility picks up, international equity markets are likely to perform much more strongly than the U.S. We appreciate your continued investment in the Bailard, Biehl & Kaiser International Equity Fund. Please do not hesitate to contact us with any questions you may have.

Sincerely,




Peter M. Hill                                        Burnice E. Sparks, Jr., CFA
Chairman                                             President


   * Total return summary for investment periods ended September 30, 1995; 12 months: 2.13%; 5 years: 3.95% annualized; and 10 years: 8.58%: annualized. As required by the Securities and Exchange Commission, these figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (-0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. As of 10/01/94, the Fund charged a management fee of 0.95%. Actual fees varied during this period. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, nay be worth more or less than their original cost. Further historical performance of the Fund can be found in the graph at the end of this report.

B A I L A R D ,  B I E H L & K A I S E R
I N T E R N A T I O N A L E Q U I T Y F U N D
S C H E D U L E   O F   I N V E S T M E N T S   B Y   C O U N T R Y
S E P T E M B E R   3 0 ,   1 9 9 5

                                                                Shares          Value

        Equity Securities  (96.45%)

I.      Argentina  (0.17%)

        The Argentina Fund Inc.                                 17,000  $       180,625
                                                                        ---------------


II.     Australia  (1.59%)

        Broken Hill Proprietary Co. Ltd.                        19,800          272,641
        CRA Ltd.                                                14,400          225,274
        National Australia Bank Ltd.                            51,400          455,270
        Pioneer International Ltd.                              84,400          223,249
        The News Corporation Ltd.                               27,500          153,172
        TNT Ltd.                                                28,100           43,110
        Western Mining Holding Corp.                            19,000          124,351
        Westpac Banking Corp.                                   55,300          224,010
                                                                                -------

        Total Australia                                                       1,721,077
                                                                              ---------


III.    Brazil  (0.19%)

        Brazil Fund Inc.                                        7,500           200,625
                                                                                -------


IV.     Denmark  (1.01%)

        DFDS A/S                                                  100            57,788
        Danisco A/S                                             2,400           104,884
        Den Danske Bank Group A/S                               2,600           165,272
        East Asiatic Co.                                        1,300            36,153
        FIH Class B                                             2,200            47,277
        FLS Industries 'B'                                        700            62,194
        GN Store Nord                                             700            52,460
        Korn-Og Fodestofkomp                                    1,100           49,661
        Novo Nordisk A/S                                        1,500           182,031
        Teledanmark A/S Class B                                 3,800           196,604
        Unidanmark A/S "A"                                      2,300           100,514
        Wessel & Vett C Shares                                    800            36,840
                                                                                 ------

        Total Denmark                                                         1,091,678
                                                                              ---------


V.      Finland  (3.87%)

        Enso-Gutzeit Oy Class A                                66,000           556,295
        Huhtamaki Oy Ser 'I'                                   12,000           413,007


                                                                Shares          Value

        Finland - Continued

        Kansallis Thtymae                                      347,250  $       364,233
        Kymmene Oy                                               2,000           61,811
        Metra (AB) Class B                                      13,000          602,653
        Nokia Oy (AB) Pfd                                       22,750        1,597,944
        Outokumpu A                                             11,000          195,733
        Repola Oy                                               13,000          292,195
        Sampo Insurance A                                        1,500           87,799
        Stockmann (AB) Oy B                                        250           12,877
                                                                                 ------

        Total Finland                                                         4,184,547
                                                                              ---------


VI.     France  (5.62%) 5.62%

        Air Liquide (L') S.A.                                    4,150          661,301
        Alcatel Alsthom CGE                                      7,700          648,083
        Bouygues                                                 2,200          253,089
        Carrefour                                                  800          469,919
        Cie Financiere de Paribas                                8,000          404,878
        Credit Local de France                                   6,000          483,049
        Groupe Danone                                            3,000          485,366
        LVMH Moet Hennessy                                       3,300          623,110
        Peugeot S.A.                                             3,110          425,413
        Sanofi                                                   9,500          608,232
        Soc. Nationale Elf Aquitaine                             7,500          506,555
        Societe Generale Paris                                   5,000          512,195
                                                                                -------

        Total France                                                          6,081,190
                                                                              ---------


VII.    Germany  (3.82%)

        Allianz Holdings AG                                        400          721,695
        BASF AG                                                  2,090          457,451
        Bayer AG                                                 1,600          407,915
        Deutsche Bank AG                                         6,500          309,715
        Dresdner Bank AG                                        15,500          419,594
        Fresenius AG Non Vtg Pfd                                   300          234,075
        Mannesmann AG                                            1,150          377,762
        Siemens AG                                               1,050          530,461
        Veba AG                                                 11,700          464,722
        Volkswagenwerk AG                                          650          211,014
                                                                                -------

        Total Germany                                                         4,134,404
                                                                              ---------




                                                                Shares          Value

VIII.   Hong Kong  (3.83%)
        Cathay Pacific Airways                                  93,000  $       141,334
        Cheung Kong Holdings Ltd.                               69,000          376,605
        China Light & Power Co.                                 44,000          227,634
        Hang Lung Development Co.                              110,000          177,839
        Hang Seng Bank                                          54,000          445,245
        Hong Kong & China Gas                                  128,000          206,113
        Hong Kong Electric                                      28,000           93,615
        Hong Kong Telecommunications Ltd.                      181,200          330,447
        Hopewell Holdings Ltd.                                 200,000          135,805
        Hutchison Whampoa Ltd.                                 140,000          758,695
        National Mutual Asia Ltd.                              134,000          103,987
        Sun Hung Kai Properties Ltd.                            63,000          513,341
        Swire Pacific Ltd. (Class A)                            59,000          467,394
        Tai Cheung Holdings Ltd.                               190,000          167,104
                                                                                -------

        Total Hong Kong                                                       4,145,158
                                                                              ---------


IX.     Indonesia  (0.69%)

        Gadjah Tunggal (Foreign)                               340,000          225,116
        Indofood Sukses Makmur (Foreign)                        47,000          226,650
        Indocement Tunggal (Foreign)                            55,000          200,287
        Indosat ADR                                              2,600           91,325
                                                                                 ------

        Total Indonesia                                                         743,378
                                                                                -------


X.      Italy  (2.13%)

        Assicurazioni Generali SpA                              21,000          485,509
        Banca Comm. Italiana                                    55,600          122,341
        Credito Italiano                                        87,900          104,225
        Fiat SpA di Risp (Non CV)                               55,300          121,338
        Fiat SpA                                                66,500          248,959
        Istituto Mobiliare Italiano                             13,000           77,918
        Istituto Nazionale delle Assicurazioni SpA (A)          55,800           75,398
        Mediobanca SpA                                          18,000          133,324
*       Pirelli SpA                                             79,900          109,943
        R.A.S.                                                  12,700          136,182
        Telecom Italia SpA                                     158,800          262,311
        Telecom Italia SpA di Risp                              67,000           87,625
*       Telecom Italia Mobile SpA                              158,800          264,772
*       Telecom Italia Mobile di Risp                           67,000           73,920
                                                                                 ------

        Total Italy                                                           2,303,765
                                                                              ---------





                                                                Shares          Value

XI.     Japan  (21.45%)
        Aoyama Trading                                          10,000  $       274,747
        Canon Inc.                                              20,000          357,576
        Canon Sales                                             10,000          258,586
        Chubu Electric Power                                     4,030           97,697
        Chugoku Bank                                            45,000          777,273
        Dai Ichi Kangyo Bank                                    33,000          600,000
        Daikyo Inc.                                             20,000          140,404
        Daiwa House Ind. Co.                                    18,000          283,636
        Fuji Bank Ltd.                                          28,000          596,768
        Furukawa Electric Co. Ltd.                              89,000          467,475
        Honshu Paper Co.                                        32,000          194,263
        Ishikawajima Harima Heavy Industry                     173,000          716,465
        Jaccs Co.                                               35,000          342,576
        Japan Radio Co.                                         35,000          392,424
        Japan Tobacco Inc.                                         100          861,616
        Kajima Corp.                                            25,000          246,465
        Kamigumi Co.                                            20,000          187,677
        Kawasaki Steel                                          43,000          154,626
*       Kobe Steel                                             125,000          352,273
        Mabuchi Motor Co.                                        7,000          413,636
        Marubeni Corp.                                         130,000          650,000
        Matsushita Electric Industrial                          28,000          429,899
        Mitsubishi Heavy Industries                            185,000        1,420,202
        Mitsubishi Oil Co.                                      10,000           85,657
        Mitsubishi Paper Mills                                  40,000          233,131
        Mitsui Petrochemical                                    20,000          159,596
*       NKK Corp.                                              100,000          267,677
        Nichiei Co.                                             30,000          115,152
        Nippon Fire & Marine Insurance                          44,000          252,000
        Nippon Sharyo Seizo Kaisha                              20,000          163,838
        Nippon Steel Corp.                                     144,000          503,273
        Nissei Sangyo                                           14,000          178,182
        Nissin Food Products                                    16,000          358,788
        Okamoto Industries                                      29,000          181,616
        Okamura Corp.                                           33,000          243,333
        Olympus Optical Co. Ltd.                                34,000          315,616
        Orix Corp.                                              10,000          368,687
        Promise Co.                                             23,000          975,758
        Sanyo Electric Co.                                      85,000          485,960
        Sega Enterprises                                         6,000          343,636
        Sekisui House                                           35,000          434,848
        Seven-Eleven Japan                                       7,600          511,273
        Shizuoka Bank                                           73,000        1,002,828
        Sumitomo Bank                                           21,000          407,273
        Sumitomo Forestry                                       18,000          283,636
        TDK Corp.                                                6,000          309,091
        Takeda Chemical Industries Ltd.                         20,000          278,788



                                                                Shares          Value

        Japan - Continued
        Teijin Ltd.                                            107,000 $        513,384
        Toda Construction                                       12,000          103,879
        Toho Gas Co.                                            49,000          157,889
        Tokio Marine & Fire Insurance Co. Ltd.                 102,000        1,102,416
        Tokyo Electric Power                                    10,070          275,654
        Tokyo Gas Co.                                           65,000          238,333
        Tokyo Ohka Kokyo                                        12,000          363,636
        Toyota Motor Corp.                                      49,000          935,455
        Yamaha Motor Co.                                        35,000          281,061
        Yamamura Glass Co.                                      38,000          234,909
        Yamanouchi Pharmaceutical Co. Ltd.                      15,000          324,242
                                                                                -------

        Total Japan                                                          23,206,779
                                                                             ----------


XII.    Latin America  (0.65%)

        Latin America Discovery Fund Inc.                       25,700          260,213
        Latin American Equity Fund                              15,000          202,500
        Latin American Investment Fund                          15,800          237,000
                                                                                -------

        Total Latin America                                                     699,713
                                                                                -------


XIII.   Malaysia (2.36%)

        AMMB Holdings Bhd                                       22,000          271,443
        Arab Malaysian Finance                                  25,000           92,040
        Genting Bhd                                             48,000          414,567
        Kedah Cement Bhd                                       159,000          267,057
        Kian Joo Can Factory                                    52,000          221,453
        Malayan Banking Bhd                                     63,000          509,015
        Malaysian Pacific Inds                                  62,000          164,100
        Oriental Holdings Bhd                                   16,000           80,239
        Sime Darby Bhd                                         200,000          533,333
                                                                                -------

        Total Malaysia                                                        2,553,247
                                                                              ---------


XIV.    Netherlands  (9.10%)

        ABN-AMRO Holdings NV                                    16,900          699,859
        Aegon NV                                                 9,200          333,221
        AKZO-Nobel NV                                            4,200          504,710
        DSM NV                                                   4,000          321,285
        Fortis Amev NV                                           3,400          198,439
        Heineken NV                                              3,300          532,598



                                                                Shares          Value

        Netherlands - Continued
        Hoogovens NV CVA                                        2,200   $        87,803
        Internatio Muller                                       1,400            98,613
        Internationale Nederlanden Groep NV                    19,600         1,139,036
        KLM                                                     1,400            49,131
        Koninklijke Ahold NV                                    4,400           165,422
        Koninklijke KNP BT NV                                   4,300           127,770
        Koninklijke PTT Nederland NV                           18,200           643,258
        Koninklijke Pakhoed NV                                  3,800           111,486
        Nedlloyd NV                                             1,200            42,638
        Philips Electronics NV                                 20,400           995,383
*       Pirelli Tyre Holdings NV                                3,600            31,528
        Royal Dutch Petroleum Co.                              24,600         3,025,410
        Unilever NV                                             5,700           741,302
                                                                                -------

        Total Netherlands                                                     9,848,892
                                                                              ---------


XV.     Norway  (0.53%) 0.53%

        Aker AS                                                 1,700            25,734
        Bergesen DY AS 'A'                                        700            15,504
        Dyno Industrier                                         1,600            35,948
        Elkem AS                                                1,400            17,066
        Hafslund Nycomed Ser 'B'                                2,200            57,141
        Kvaerner Industrier                                     1,300            55,102
        Norsk Hydro AS                                          6,000           258,140
        Norske Skogindustrier 'A'                               1,000            33,303
        Orkla AS                                                1,500            72,422
                                                                                 ------

        Total Norway                                                            570,360
                                                                                -------


XVI.    Singapore  (1.77%)

        DBS Land (Foreign)                                     57,000           168,978
        Development Bank of Singapore (Foreign)                28,000           318,651
        Jardine Matheson                                       62,000           418,500
        Keppel Corp.                                           33,000           264,278
        Overseas Chinese Bank (Foreign)                        25,000           282,754
        United Overseas Bank (Foreign)                         19,000           164,173
        United Overseas Land                                  164,000           293,783
                                                                                -------

        Total Singapore                                                       1,911,117
                                                                              ---------




                                                                Shares          Value

XVII.   Spain  (5.94%)
        Acerinox SA                                             1,300   $       148,403
*       Amper SA                                                5,700            77,991
        Autopistas Cesa                                        18,000           176,335
        Banco Bilbao Vizcaya SA                                21,400           658,383
        Banco Popular Esp. Regd.                                3,100           482,388
        Banco de Santander Regd.                               12,500           524,229
        Endesa                                                 18,300           939,338
        Fomento Construcciones Y Contratas                      1,000            84,120
        Gas Natural Sgd SA                                      3,000           378,174
        Iberdrola SA                                           33,200           251,054
        Portland Valderrivas                                    1,500           103,834
        Repsol SA                                              26,500           833,525
        Tabacalera SA Ser A                                    12,100           430,552
        Telefonica de Espana                                   64,600           889,125
        Union Electrica Fenosa                                 94,000           454,343
                                                                                -------

        Total Spain                                                           6,431,794
                                                                              ---------


XVIII.  Sweden  (3.37%) 3.37%

        AGA AB Ser 'B' Free                                    22,000           287,230
        Asea AB Ser 'B' Free                                    2,000           198,508
        Astra AB Ser 'A' Free                                  17,600           630,954
        Atlas Copco AB Free                                     9,200           153,295
        Autoliv AB Free                                         1,700           103,618
        Ericsson (LM) Tele Ser 'B' Free                        35,800           883,157
        Ericsson B Rights Exp 10/27/95                         35,800            41,834
        Incentive AB Ser 'A' Free                               6,700           319,935
        SKF AB 'B' Free                                         6,300           139,056
        Skandia Forsakrings AB Free                             4,700           110,860
        Skanska AB Ser B Free                                   5,300           162,095
        Svenska Cellulosa Ser 'B' Free                         14,000           253,472
        Volvo AB Ser 'B' Free                                  14,900           365,421
                                                                                -------

        Total Sweden                                                          3,649,435
                                                                              ---------


XIX.    Switzerland (6.96%)

        Baloise Holdings (Regd)                                  100            219,894
        BBC Brown Boveri (BR)                                    300            347,762
        CS Holdings (Regd)                                     3,800            356,939
        Ciba Geigy AG (Regd)                                     950            761,579
        Danzas Holdings AG (Ptg Cert)                            800            148,905
        Holderbank Fn Glarus (BR)                                265            208,311
        Holderbank Warrants Exp 12/20/95                       1,325              1,606



                                                                Shares          Value

        Switzerland - Continued
        Intershop Holdings AG (BR)                                 100  $        54,368
        Nestle S.A. (Regd)                                       1,300        1,331,400
        Roche Holdings AG (Ptg Cert)                               200        1,412,865
        Sandoz AG (Regd)                                         1,000          761,839
*       Swissair (Regd)                                            250          173,145
        Union Bank of Switzerland (BR)                             950          973,769
        Winterthur (Regd)                                          650          424,292
        Zurich Insurance (Regd)                                  1,250          350,619
                                                                                -------

        Total Switzerland                                                     7,527,293
                                                                              ---------


XX.     United Kingdom  (21.41%)

        3I Group Plc                                            90,500          576,305
        ASDA Group                                             125,900          206,899
        Abbey National                                          40,000          342,261
        Amstrad Plc                                             25,500           98,720
        B.A.T. Industries Plc                                  124,500        1,040,695
        BAA                                                     24,400          193,742
        BBA Group                                               52,000          237,876
        BPB Industries                                          70,000          351,603
        BTR Plc                                                 94,000          482,736
        Barclays Plc                                           105,800        1,242,147
        Bass Plc                                                40,200          404,318
        Bowthorpe Holdings                                      17,400          115,581
        British Aerospace                                       15,200          175,934
        British Gas Plc                                         86,600          362,629
        British Petroleum Plc                                  160,000        1,195,542
        British Steel Plc                                      129,500          370,379
        British Telecom Plc                                    190,200        1,190,157
        Commercial Union Plc                                    39,000          361,667
        Dixons Group Plc                                       135,000          733,822
        Electrocomponents Plc                                   28,800          148,357
        Forte Plc                                               71,000          280,477
        GKN Plc                                                 21,300          278,345
        General Accident Plc                                    34,700          337,623
        General Electric Company Plc                            44,500          223,256
        Glaxo Wellcome Plc                                      90,200        1,094,627
        Hanson Plc                                             177,100          565,286
        Hays Plc                                                53,000          289,768
        Imperial Chemical Industries Plc                        25,900          328,635
        Land Securities Plc                                     28,800          278,739
        Lloyds Bank Plc                                         52,400          572,147
        Lonrho Plc                                              51,100          134,038
        MEPC Plc                                                39,100          243,429
        National Power Plc                                      31,000          253,986



                                                                Shares          Value

        United Kingdom - Continued
        National Westminster Bank                               37,600  $       376,683
        Northumbrian Water Plc                                  30,400          475,562
        Norweb Plc                                              17,000          290,116
        Prudential Corp.                                        30,000          178,952
        RTZ Corp. Plc                                           31,400          457,714
        Reed International                                       5,000           75,818
        Scottish & Newcastle Plc                                19,000          181,939
        Sears Plc                                              301,200          521,156
        Shell Transport & Trading                               13,500          158,710
        Smith & Nephew Plc                                      42,700          126,848
        Smithkline Beecham Class A                             128,700        1,299,505
        Smithkline Beecham Units                                 9,200           91,295
        Smiths Industries                                       40,000          366,595
        South Western Electricity Plc                           32,200          455,384
        Standard Chartered                                      22,000          156,783
        Tesco Plc                                              101,300          499,416
        Thorn EMI                                               26,400          613,642
        Unilever Plc                                            32,500          646,558
        Welsh Water Plc                                         40,833          502,629
        Welsh Water Plc 7.875% Preferred                        44,100           71,949
        Whitbread Plc                                           55,000          532,748
        Zeneca                                                  21,500          387,762

        Total United Kingdom                                                 23,179,490
                                                                             ----------

        Total Equity Securities
        (Identified Cost $96,867,740)                                       104,364,567
                                                                            ===========

                                                      Par Value

        Short-Term Investments  (7.35%)

        Brown Brothers Harriman & Co. (Grand Cayman)
             5.50% Call Account                    $  7,952,000               7,952,000
                                                                              ---------

        Total Investments  (103.80%)
        (Identified Cost $104,819,740)                                      112,316,567

        Liabilities Less Other Assets  (-3.80%)                              (4,106,834)
                                                                             ----------

        Net Assets  (100.00%)   100.00%                             $       108,209,733
                                                                    ===================








*       This security is non-income producing.

See Notes to Financials


B A I L A R D ,   B I E H L   &   K A I S E R

I N T E R N A T I O N A L   E Q U I T Y   F U N D
S C H E D U L E   O F   I N V E S T M E N T S   B Y   I N D U S T R Y
S E P T E M B E R   3 0 ,   1 9 9 5
U N A U D I T E D



                                                                                         Percent of
Industry                                                                                 Net Assets

Aerospace                                                                                    0.16%
Appliances and Household Products                                                            1.77
Automobile                                                                                   2.30
Banking                                                                                     13.53
Beverages and Tobacco                                                                        3.30
Broadcasting and Publishing                                                                  0.21
Building Materials & Components                                                              2.27
Business and Public Services                                                                 1.86
Chemicals                                                                                    4.44
Construction and Housing                                                                     1.50
Data Products                                                                                0.42
Electrical and Electronics                                                                   4.95
Electronic Components and Instruments                                                        0.68
Energy Sources                                                                               5.96
Finance/Financial Services                                                                   3.47
Food and Housing Products                                                                    3.98
Health and Personal Care                                                                     6.92
Industrial Components                                                                        1.12
Insurance                                                                                    5.07
Investment Trust Units                                                                       0.84
Leisure                                                                                      0.64
Machinery                                                                                    3.51
Merchandising                                                                                3.52
Metals (Non-Ferrous)                                                                         0.74
Multi-Industry                                                                               5.17
Other Industries                                                                             0.90
Paper & Allied Products                                                                      1.61
Real Estate                                                                                  2.31
Recreation                                                                                   1.44
Steel                                                                                        1.95
Telecommunications                                                                           3.77
Transportation                                                                               0.48
Utilities                                                                                    4.76
Wholesale and International                                                                  0.90
Short-Term Investments                                                                       7.35
Liabilities Less Other Assets                                                               -3.80
                                                                                             ----

Net Assets                                                                                  100.0

                                                                                            =====

See Notes to Financials

B A I L A R D ,  B I E H L  &  K A I S E R
I N T E R N A T I O N A L  E Q U I T Y  F U N D
S T A T E M E N T   O F   A S S E T S   A N D   L I A B I L I T I E S
S E P T E M B E R   3 0 ,   1 9 9 5



Assets

Investments, at value
        (Identified cost $104,819,740)                                  $       112,316,567
Foreign currency, at value
         (Identified cost $32,804)                                                   33,092
Cash                                                                                  5,941
Receivables:
        Dividend, interest and recoverable
          foreign taxes receivable                $       591,358
        Portfolio securities sold                       4,957,138
        Forward contracts offset                           20,526
        Fund shares sold                                  101,110                 5,670,132
                                                          -------
Prepaid expenses                                                                      5,164
                                                                                -----------

        Total assets                                                            118,030,896
                                                                                -----------

Liabilities

Payables for portfolio securities purchased                                        9,603,565
Accrued management fees (Note 3)                                                      79,055
Other accrued expenses                                                               138,543
                                                                                     -------

        Total liabilities                                                          9,821,163
                                                                                   ---------

Net assets (equivalent to $6.00 per share of $.0001
          par value capital stock,
          representing  the offering and redemption
          price for  18,041,372  shares outstanding,
           100,000,000 shares authorized)                               $       108,209,733
                                                                        ===================


Net assets consist of:
        Capital paid in                                                 $        94,357,280
        Accumulated net investment income                                           906,195
        Accumulated net realized gain on investments
           and foreign currency transactions                                      5,425,518
        Unrealized appreciation on:
           Investments                                $       7,496,827
           Foreign currency                                      23,913          7,520,740
                                                                 ------          ---------

                                                                        $       108,209,733
                                                                        ===================

See Notes to Financial Statements

B A I L A R D ,  B I E H L  &  K A I S E R
I N T E R N A T I O N A L  E Q U I T Y  F U N D
S T A T E M E N T  O F  O P E R A T I O N S  S E P T E M B E R  3 0 , 1 9 9 5



Investment Income
        Dividends (net of foreign taxes
          withheld of $353,956)                                           $       2,403,503
        Interest                                                                    479,456
                                                                                    -------
                                                                                  2,882,959

Expenses
        Advisory fees                                 $       1,092,804
        Custodian fees                                          436,737
        Audit and legal fees                                     81,503
        Transfer agent fees                                      36,008
        Administrative fees                                      38,110
        Directors' fees and expenses                             16,498
        Insurance                                                 4,004
        Printing fees                                             2,501
        Registration fees                                        17,664
        Taxes                                                    16,854
        Miscellaneous expenses                                   20,390
                                                                 ------
           Total expenses                                                         1,763,073
                                                                                  ---------

           Net investment income                                                  1,119,886
                                                                                  ---------


Realized and Unrealized Gain (Loss)
        on Investments and Foreign Currency

        Net realized gain from investments                                        5,460,318
        Net unrealized loss on investments                                      (11,515,113)
                                                                                -----------

           Net loss on investments                                               (6,054,795)
                                                                                 ----------

        Net realized loss on foreign currency                                      (213,691)
        Net unrealized  gain on foreign currency
           and foreign currency denominated assets and
           liabilities                                                               12,374
                                                                                     ------

           Net loss on foreign currency                                            (201,317)
                                                                                   --------

           Net loss on investments and foreign currency                          (6,256,112)
                                                                                 ----------
       FOREIGN CURRENCY
        Net decrease in net assets resulting from operations             $       (5,136,226)
                                                                         ==================

See Notes to Financial Statements

B A I L A R D ,  B I E H L & K A I S E R I N T E R N A T I O N A L E Q U I T Y F
U N D
S T A T E M E N T   O F   C H A N G E S   I N   N E T   A S S E T S


                                                                                      For the year ended
                                                                                           September 30,

                                                                                   1995                    1994
Increase (Decrease) in Net Assets

Operations:
        Net investment income                                           $       1,119,886       $          616,809
        Net realized gain on investments                                        5,460,318               29,101,364
        Net unrealized loss on investments                                    (11,515,113)              (8,138,112)
        Net realized loss on foreign currency                                    (213,691)             (11,513,385)
        Net unrealized gain on foreign currency and
           foreign currency denominated assets and liabilities                     12,374                4,312,096
                                                                                   ------                ---------

        Net increase (decrease) resulting from operations                      (5,136,226)              14,378,772
                                                                               ----------               ----------

Distributions from net realized gains                                          (3,077,445)                   -

Fund share transactions:
        Proceeds from shares sold                                              35,594,714               36,051,477
                                                                               ----------               ----------
        Net asset value of shares issued on
           reinvestment of distributions                                        2,576,600                    -
        Cost of shares redeemed                                              (126,536,057)             (28,536,478)
                                                                             ------------              -----------

        Net increase (decrease) resulting from Fund share
           transactions                                                       (88,364,743)               7,514,999
                                                                              -----------                ---------

        Net increase (decrease)                                               (96,578,414)              21,893,771


Net Assets
        Beginning of year                                                     204,788,147              182,894,376
                                                                              -----------              -----------
        End of year (including accumulated net investment
           income (loss) of $906,195 and
           ($8,700,869), respectively)                                $       108,209,733      $       204,788,147
           ===========                                                ===================      ===================

Number of Fund Shares
        Sold                                                                    6,030,952                5,856,009
        Issued on reinvestment of distributions                                   448,885                   -
        Redeemed                                                              (21,996,752)              (4,614,390)
                                                                              -----------               ----------

        Net increase (decrease)                                               (15,516,915)               1,241,619
                                                                              ===========                =========

See Notes to Financial Statements

B A I L A R D ,  B I E H L  &  K A I S E R
I N T E R N A T I O N A L  E Q U I T Y  F U N D
N O T E S  T O  F I N A N C I A L  S T A T E M E N T S


Note 1 - Summary of Significant Accounting Policies
Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), a Maryland corporation and an open-end management investment company registered under the Investment Company Act of 1940. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles for investment companies.

Security Valuation
Each listed investment security is valued at the closing price thereof reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or in the absence of such prices, as determined in good faith by, or under procedures determined by, the Board of Directors of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor its exposure to these risks.

Foreign Currency
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

Effective October 1, 1994, the Fund adopted AICPA Statement of Position 93-4, under which the Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts
In connection with portfolio purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund had no such contracts outstanding on September 30, 1995.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision is made for Federal income taxes.

In accordance with AICPA Statement of Position 93-2, the Fund reduced paid-in-capital by $10,605,000 and increased undistributed net investment income and accumulated net realized capital gains by $8,487,000 and $2,118,000, respectively, primarily to reflect the recognition of deferred prior-year foreign currency losses in taxable net investment income and adjustments to the amounts of realized gains on investments in companies designated as "passive foreign investment companies" for tax purposes.

Other
Investment security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividend. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

Note 2 - Purchases and Sales of Securities
For the year ended September 30, 1995, purchases and sales of securities,  other
than  short-term   investments,   aggregated   $193,179,004  and   $259,369,511,
respectively. There were no purchases or sales of U.S. Government obligations.

Note 3 - Management Fee and Other Transactions with Affiliates
The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services, under which the Advisor receives a fee, payable monthly, at the annual rate of 0.95% of the average net assets of the Fund. Advisory fees paid on shares of the Fund owned are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

The Advisor has agreed to reimburse the Fund to the extent that the Fund's operating expenses (as defined) exceed 2.5% of the first $30 million of the average net assets of the Fund, 2.0% of the next $70 million, and 1.5% of the remaining average net assets of the Fund.

Certain officers and directors of the Group are currently officers and directors of the Advisor and receive compensation of $500 per year. Each other director is compensated by the Group at the rate of $6,000 per year plus $1,000 for each meeting of the Board of Directors attended and travel expenses incurred in attending such meetings.

Note 4 - Tax Basis Appreciation
Unrealized appreciation (depreciation) at September 30, 1995, based on the cost of securities for federal income tax purposes of $104,838,168 consists of:

                 Gross unrealized appreciation                                      $    9,061,034
                 Gross unrealized depreciation                                          (1,582,635)

                 Net unrealized appreciation                                        $    7,478,399

B A I L A R D ,  B I E H L  &  K A I S E R
I N T E R N A T I O N A L  E Q U I T Y  F U N D
F I N A N C I A L  H I G H L I G H T S


For a share outstanding throughout the year:

                        Year Ended September 30,(1)

                                                         1995            1994            1993            1992            1991

Net Asset Value, Beginning of Year                      $6.10           $5.66           $4.80           $5.69           $5.26

   Income from Investment Operations:

      Net Investment Income(2)                           0.06 (3)        0.01            0.07            0.06            0.11

      Net Realized/Unrealized Gain (Loss) on
          Securities and Foreign Currency                0.06            0.43            0.79           (0.87)           0.54

      Total from Investment Operations                   0.12            0.44            0.86           (0.81)           0.65

   Less Distributions:

      Net Investment Income                                 -               -               -           (0.08)          (0.11)

      Capital Gains                                     (0.22)              -               -               -           (0.11)

      Total Distributions                               (0.22)              -               -           (0.08)          (0.22)

   Net Asset Value, End of Year                         $6.00           $6.10           $5.66           $4.80           $5.69

   Total Return                                          2.13%           7.77%          17.92%         (14.20%)         12.30%

   Ratios/Supplemental Data:

      Net Assets, End of Year (000's)                $108,210        $204,788        $182,894        $127,092        $126,132


      Ratio of Expenses to Average Net Assets            1.53%           1.39%           0.68%           1.05%           1.22%

      Ratio of Net Investment Income to
         Average Net Assets                              0.97%           0.29%           1.88%           1.55%           1.93%

      Portfolio Turnover Rate                             174%            176%            131%             77%             81%



   1. Prior to February, 1993, the investment managers of the Fund were Normura Capital Management, Inc. and certain affiliates; (collectively, "Normura"), Acadian Asset Management, Inc. ("Acadian"), and, with respect to foreign currency hedging transactions and allocation of Fund assets to the other managers, Bailard, Biehl & Kaiser, Inc. The Fund paid Normura and Acadian fees at varying rates for their services. Effective February, 1993, Bailard, Biehl & Kaiser, Inc. (the "Adivisor") assumed full responsibility for investment management services to the Fund.

On October 1, 1993, the Fund and the Advisor entered into a new Investment Management Agreement pursuant to which the Fund pays management fees to the Advisor. At all times prior to that date, the Advisor directly charged management fees to clients and the Fund pay no fees to the Advisor. If fees directly charged to clients were included as a Fund expense at an assumed 1% annual rate payable quarterly, pro-forma total returns would be as follows (unaudited):
                                        Year Ended September 30,
                                        1993            1992            1991

                                        16.74%          (15.05%)        11.18%

     2. 1995 amounts are computed on the basis of average shares outstanding, before book-to-tax adjustments of undistributed net investment income.

   3. The amount shown for each share outstanding may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and redemptions of shares in relation to the fluctuating market value of the portfolio.

B A I L A R D ,   B I E H L   &   K A I S E R

I  N T E R N A T I O N A L  E Q U I T Y  F U N D
R E P O R T  O F  I N D E P E N D E N T  A C C O U N T A N T S -
--------------------------------------------------------------------------------


To the Shareholders and the Board of Directors of Bailard, Biehl & Kaiser International Equity Fund


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser International Equity Fund (a series of Bailard, Biehl & Kaiser International Fund Group, Inc.) at September 30, 1995, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Boston, Massachusetts
November 17, 1995

B A I L A R D ,  B I E H L  &  K A I S E R
I N T E R N A T I O N A L  E Q U I T Y  F U N D




Federal Income Tax Information: (Unaudited)

For the fiscal year ended September 30, 1995, the Fund accrued foreign taxes amounting to $353,956, which are expected to be passed through to shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 1995.

                     [GRAPHIC OMITTED]



                ------------------------------------------------------------------------------
                Average Annual Total Return
                ------------------------------------------------------------------------------
                ------------------------- -------------------------- -------------------------
                         1 Year                    5 Year                    10 Year
                ------------------------- -------------------------- -------------------------
                ------------------------- -------------------------- -------------------------
                         7.77%                     -1.05%                     11.28%
                ------------------------- -------------------------- -------------------------


This graph (as mandated by the Securities and Exchange Commission), shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund since October 1, 1985. We compare this investment to the growth in the Morgan Stanley EAFE stock index over the same time period. The index, which measures the performance of the international equity markets, is given in both U.S. dollar and local currency terms. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser International Equity Fund would have grown to $22,898 over the ten-year period ended September 30, 1995.



     * Total return summary for investment periods ended September 30, 1994; 12 months: 2.13%; 5 years: 3.95% annualized; and 10 years: 8.58% annualized. As required by the Securities and Exchange Commission, tese figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (-0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. As of 10/1/95, the Fund charged a management fee of 0.95%. Actual fees varied during this period. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Adviser
 Bailard, Biehl & Kaiser, Inc.
 2755 Campus Drive
 San Mateo, California  94403

Transfer Agent
 Chase Global Funds Services Company
 Boston, Massachusetts

Custodian And Accountant
 Brown Brothers Harriman & Co.
 Boston, Massachusetts

Counsel
 Howard, Rice, Nemerovski, Canady, Falk & Rabkin
 San Francisco, California

Distributor
 BB&K Fund Services, Inc.
 2755 Campus Drive
 San Mateo, California  94403

Independent Accountants
 Price Waterhouse LLP
 Boston, Massachusetts

IRA Custodian
 Chase Manhattan Bank, N.A.
 New York, New York

International Fixed-Income Fund Officers And Trustees
 Peter M. Hill, Chairman, Director
 Burnice E. Sparks, Jr., President, Director
 Tina Thomas, Treasurer
 Janis M. Horne, Secretary
 Shirley L. Clayton, Director
 David B. Shippey, Director
 James C. Van Horne, Director

Investor Services Department
 (800) 882-8383





This report is submitted for the general information of the shareholders of Bailard, Biehl & Kaiser International Fixed-Income Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.